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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21238

PIMCO Corporate Opportunity Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, NY			10105
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	November 30, 2010

Date of reporting period:	November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street,  NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders

November 30, 2010

PIMCO Corporate Opportunity Fund

Contents

Letter to Shareholders	2-3

Fund Insights/Fund Performance & Statistics	4-6

Schedule of Investments	7-17

Statement of Assets and Liabilities	18

Statement of Operations	19

Statement of Changes in Net Assets	20

Statement of Cash Flows	21

Notes to Financial Statements	22-41

Financial Highlights	42

Report of Independent Registered Public Accounting Firm	43

Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees/Change in Portfolio Manager/Changes in Investment Policies	44

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/Proxy Voting Policies & Procedures	45-47

Privacy Policy	48

Dividend Reinvestment Plan	49

Board of Trustees	50-51

Fund Officers	52

11.30.10 |	PIMCO Corporate Opportunity Fund Annual Report	1

Dear Shareholder:

U.S. and global economies generally advanced during the fiscal year ended November 30, 2010. The reporting period began with solid growth in the United States, a clear sign that the 2007-2009 recession was indeed finally over. However, as the effects of the federal government’s economic stimulus plan began to wear off, growth rates eased. In parts of Europe and Asia, concerns regarding the strength and durability of the global economy arose. As investors digested the often contradictory stream of news and data, their appetite for risk rose and fell accordingly. For some investors, this translated into shifting back and forth between higher-yielding and lower-rated corporate securities and the perceived safety of U.S. Treasury bonds.

Hans W. Kertess Chairman

Twelve Months in Review
For the fiscal year ended November 30, 2010:	Brian S. Shlissel President & CEO

• PIMCO Corporate Opportunity Fund returned 36.68% on net asset value (“NAV”) and 40.36% on market price.

After growing at a 5.0% annual rate, in the fourth quarter of 2009, the U.S. economy lost steam in 2010. Growth rates, as measured by gross domestic product (“GDP”), declined to 3.7% and 1.7%, respectively, during the first and second quarters of 2010, though GDP increased to 2.5% during the third quarter of 2010. As the fiscal period drew to a close, many economists believed that growth would continue into 2011 at a “modest” pace.

Throughout the reporting period, interest rates remained low, which helped contribute to continued solid corporate profits and a declining number of defaults. This was quite beneficial for corporate bonds rated Baa by Moody’s Investor Services (the lowest investment grade category), Ba and B (the highest non-investment grade categories), which together comprise nearly three-fifths of the Fund’s investments. The Fund also benefitted from having the vast majority of its holdings concentrated in medium to long-term corporate securities, which tend to rise more in value during an economic recovery than safer short-term bonds.

The Road Ahead

Although the U.S. and global economies advanced during the reporting period, there were plenty of bumps and detours along the way – enough to remind investors that the road to a true economic recovery rarely runs in a straight line. In the U.S., unemployment is close to double digits, the housing market remains troubled and consumers remain cautious. The fear that a handful of European governments could default on their sovereign debt has cast a shadow over that continent. In Asia, there are concerns that the fast-growing economies of China

2	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

and India may be expanding too fast, the antidote for which may be higher interest rates. This would likely temper growth.

But there are hopeful signs as well. In the U.S. , the Federal Reserve’s most recent “beige book,” which evaluates economic growth across the United States, indicates that the economy is gaining strength. Manufacturing is rebounding and consumers, though cautious, are showing signs that they may be ready to spend again.

An improving U.S. economy in 2011 is likely to put upward pressure on interest rates. This could act as a headwind for bond prices. As always, the need for careful investment research and a well-diversified portfolio is critically important.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & CEO

11.30.10 |	PIMCO Corporate Opportunity Fund Annual Report	3

PIMCO Corporate Opportunity Fund Fund Insights

November 30, 2010 (unaudited)

For the fiscal year ended November 30, 2010, PIMCO Corporate Opportunity Fund returned 36.68% on NAV and 40.36% on market price.

Initiatives such as the Federal Reserve’s (the “Fed”) purchase of mortgage and Treasury securities, and its commitment to hold short-term rates near zero, and government support for consumer finance markets were major factors behind enhanced stability through the first half of the reporting period. Beginning in early 2010, investor confidence was shaken by a range of macroeconomic events, including signs that the U.S. and global economies might be slowing and the ongoing debt crisis in Europe. Concerns in the U.S. centered on the waning effects of policy stimulus as unemployment remained stubbornly high and consumer confidence weakened. The uncertain impact of new regulations for the health care and financial services industries also added to the anxiety.

Against this backdrop, corporate bond performance was generally muted for the first two-thirds of the reporting period as economic concerns were balanced against reassurances by the Fed of ongoing support for the credit markets and the economy. The creation of the Greek bailout package late in the second quarter served to reassure markets, as did the growing expectation for further quantitative easing by the Fed, leading to a sharp and sustained rally for risk assets which lasted from July through October 2010. Investors’ renewed risk appetite resulted in particularly strong performance by high yield and emerging markets debt through the first days of November, though both markets gave back some of their gains in the final weeks of the fiscal period as investors returns to a more cautious stance.

Performance drivers

The Fund’s exposure to the life insurance and airline sectors enhanced performance. Life companies were one of the best performing corporate sectors during the period, gaining as strong results from key companies and positive returns in the equity markets boosted the sector’s overall credit profile. Increases in equity valuations typically benefit life insurers through

4	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

increased demand for their equity-linked consumer products as well as the performance of their portfolios. Airline issues, particularly enhanced equipment trusts certificates (“EETCs”), benefited from the industry’s continued focus on disciplined management of capacity, debt maturities and cash flow generation. During the 12-month period, the industry’s general success on these metrics provided support to the valuations of both their unsecured debt and EETC issues.

An allocation to emerging market bonds also aided returns, providing investors’ rising risk tolerance for much of the period as well as relatively strong growth in the developing world.

Other positions were less beneficial to performance. The Fund was underweight in sectors which rely heavily on discretionary spending such as entertainment, gaming, home construction, lodging, retailers, and textiles. This stance hindered performance relative to the broader corporate bond market, as these issues, represented by the consumer cyclical component of the Barclays Capital U.S. Credit Index, outpaced most other corporate sectors during the fiscal period.

Despite posting positive returns, the Fund’s tactical exposure to agency mortgage-backed securities (“MBS”), dampened relative performance as these securities, represented by the Barclays Capital Fixed-Rate MBS Index, underperformed most other fixed income sectors during the reporting period.

11.30.10 |	PIMCO Corporate Opportunity Fund Annual Report	5

PIMCO Corporate Opportunity Fund Fund Performance & Statistics

November 30, 2010 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	40.36%	36.68%
5 Year	12.54%	13.91%
Commencement of Operations (12/27/02) to 11/30/10	14.43%	14.58%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (12/27/02) to 11/30/10	Market Price	$17.30
NAV	NAV	$16.29
Market Price	Premium to NAV	6.20%
	Market Price Yield(2)	7.98%
	Moody’s Ratings (as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods, returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends. An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at November 30, 2010.

6	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
CORPORATE BONDS & NOTES – 69.8%

Airlines – 4.4%
	American Airlines Pass Through Trust,
$7,000	7.858%, 4/1/13 (AGC)	Ba1/BBB-	$7,332,500
2,959	10.375%, 1/2/21	Baa3/A-	3,543,102
4,500	American Airlines, Inc., 10.50%, 10/15/12	B2/B	4,938,750
	Continental Airlines,
950	6.545%, 8/2/20 (j)	Baa2/BBB+	999,434
2,678	6.703%, 12/15/22	Baa2/BBB	2,831,639
1,781	7.373%, 6/15/17	Ba1/BB-	1,781,288
7,557	7.707%, 10/2/22 (j)	Baa2/BBB	8,426,372
1,595	9.798%, 4/1/21	Ba3/B	1,630,449
	Northwest Airlines, Inc.,
11,042	7.041%, 10/1/23 (j)	WR/BBB-	11,787,113
17,111	7.15%, 4/1/21 (MBIA)	Ba3/BB+	17,367,447
	United Air Lines Pass Through Trust,
2,765	7.336%, 1/2/21 (a) (b) (d) (k) (acquisition cost-$2,765,445; purchased 6/19/07)	Ba2/B+	2,682,481
5,666	10.40%, 5/1/18	Baa2/BBB+	6,572,374
			69,892,949
Banking – 5.0%
300	BankAmerica Capital II, 8.00%, 12/15/26	Baa3/BB	303,750
	Barclays Bank PLC,
8,600	7.434%, 12/15/17 (a) (d) (h)	Baa2/A-	8,342,000
14,480	10.179%, 6/12/21 (a) (d) (j)	Baa1/A	18,539,903
£600	14.00%, 6/15/19 (h)	Baa2/A-	1,125,965
$22,050	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a) (d) (h) (j)	A2/AA-	28,805,304
4,000	HBOS PLC, 6.75%, 5/21/18 (a) (d)	Baa3/BBB-	3,833,960
	HSBC Capital Funding L.P. (h),
8,000	4.61%, 6/27/13 (a) (d) (j)	A3/A-	7,786,416
2,000	10.176%, 6/30/30	A3/A-	2,640,000
	Regions Financial Corp.,
3,600	7.375%, 12/10/37	B1/BB	3,095,179
6,600	7.75%, 11/10/14 (j)	Ba3/BB+	6,440,346
			80,912,823
Building & Construction – 0.6%
4,000	Cemex Finance LLC, 9.50%, 12/14/16 (a) (d)	NR/B	4,020,000
2,000	Desarrolladora Homex SAB De C.V., 9.50%, 12/11/19 (a) (d)	Ba3/BB-	2,290,000
3,300	Macmillan Bloedel Pembroke L.P., 7.70%, 2/15/26	Ba1/BBB-	3,359,001
			9,669,001
Financial Services – 39.4%
	Ally Financial, Inc.,
198	2.342%, 12/15/11, FRN	B3/B	194,288
2,000	2.497%, 12/1/14, FRN	B3/B	1,790,100
1,000	2.737%, 2/15/12, FRN	B3/B	981,250
250	5.70%, 6/15/13	B3/B	243,473
20	5.70%, 10/15/13	B3/B	19,348
344	5.70%, 12/15/13	B3/B	332,090
189	5.85%, 6/15/13	B3/B	184,714
502	5.90%, 12/15/13	B3/B	487,322
259	5.90%, 1/15/19	B3/B	221,606

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 7

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$35	6.00%, 7/15/13	B3/B	$34,279
638	6.00%, 11/15/13	B3/B	621,279
15	6.00%, 2/15/19	B3/B	12,923
4,479	6.00%, 3/15/19	B3/B	3,857,689
364	6.00%, 4/15/19	B3/B	313,375
796	6.00%, 9/15/19	B3/B	686,953
10	6.05%, 8/15/19	B3/B	8,658
122	6.10%, 5/15/13	B3/B	119,980
10	6.10%, 9/15/19	B3/B	8,709
520	6.15%, 9/15/13	B3/B	509,816
60	6.15%, 11/15/13	B3/B	58,664
226	6.15%, 12/15/13	B3/B	220,913
25	6.15%, 8/15/19	B3/B	21,797
13	6.15%, 10/15/19	B3/B	11,344
330	6.20%, 11/15/13	B3/B	323,083
445	6.20%, 3/15/16	B3/B	413,700
631	6.20%, 4/15/19	B3/B	551,274
357	6.25%, 3/15/13	B3/B	352,307
78	6.25%, 7/15/13	B3/B	76,853
395	6.25%, 10/15/13	B3/B	387,794
356	6.25%, 11/15/13	B3/B	349,005
997	6.25%, 12/15/18	B3/B	873,120
985	6.25%, 4/15/19	B3/B	862,183
1,066	6.25%, 5/15/19	B3/NR	933,400
605	6.30%, 10/15/13	B3/B	594,736
237	6.30%, 11/15/13	B3/B	232,654
379	6.30%, 3/15/16	B3/B	352,555
258	6.35%, 5/15/13	B3/B	255,192
1,260	6.35%, 4/15/19	B3/B	1,112,026
66	6.35%, 7/15/19	B3/B	58,326
54	6.375%, 8/1/13	B3/B	53,332
240	6.40%, 3/15/16	B3/B	225,162
108	6.40%, 12/15/18	B3/B	95,513
639	6.50%, 5/15/13	B3/B	634,093
40	6.50%, 8/15/13	B3/B	39,610
225	6.50%, 11/15/13	B3/B	222,113
329	6.50%, 2/15/16	B3/B	308,055
764	6.50%, 9/15/16	B3/B	714,225
1,060	6.50%, 6/15/18	B3/B	959,021
10	6.50%, 11/15/18	B3/B	8,906
50	6.50%, 12/15/18	B3/B	44,468
135	6.50%, 2/15/20	B3/B	118,514
139	6.55%, 10/15/16	B3/B	130,398
381	6.60%, 5/15/18	B3/B	349,628
62	6.60%, 6/15/19	B3/B	55,706
1,060	6.65%, 6/15/18	B3/B	974,047
274	6.65%, 2/15/20	B3/B	243,014
30	6.70%, 5/15/14	B3/B	29,752
105	6.70%, 6/15/14	B3/B	103,722
55	6.70%, 8/15/16	B3/B	51,880
272	6.70%, 6/15/18	B3/B	249,850
260	6.75%, 7/15/12	WR/NR	257,599
672	6.75%, 9/15/12	B3/B	664,048

8	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$292	6.75%, 7/15/16	B3/B	$276,226
161	6.75%, 8/15/16	B3/B	152,236
50	6.75%, 11/15/16	B3/B	47,375
45	6.75%, 6/15/17	B3/B	42,870
185	6.75%, 3/15/18	B3/B	172,687
60	6.75%, 7/15/18	B3/B	55,573
5	6.75%, 9/15/18	B3/B	4,567
73	6.75%, 10/15/18	B3/B	66,346
686	6.75%, 5/15/19	B3/B	621,453
130	6.75%, 6/15/19	B3/B	117,980
403	6.80%, 2/15/13	B3/B	401,208
20	6.80%, 10/15/18	B3/B	18,252
740	6.85%, 4/15/16	B3/B	704,384
135	6.875%, 10/15/12	B3/B	133,995
420	6.875%, 4/15/13	B3/B	418,855
109	6.90%, 6/15/17	B3/B	104,724
80	6.90%, 8/15/18	B3/B	74,045
87	6.95%, 6/15/17	B3/B	83,808
3,244	7.00%, 9/15/12	B3/B	3,252,282
614	7.00%, 10/15/12	B3/B	610,339
1,970	7.00%, 11/15/12	B3/B	1,959,063
693	7.00%, 12/15/12	B3/B	687,129
285	7.00%, 8/15/13, VRN	B3/B	284,686
75	7.00%, 7/15/16	B3/B	71,948
19	7.00%, 1/15/17	B3/B	18,228
120	7.00%, 6/15/17	B3/B	114,592
573	7.00%, 2/15/18	B3/B	544,463
749	7.00%, 3/15/18	B3/B	709,341
1,286	7.00%, 5/15/18	B3/B	1,204,176
96	7.00%, 8/15/18	B3/B	89,393
635	7.00%, 2/15/21	B3/B	574,730
1,743	7.00%, 9/15/21	B3/B	1,566,476
411	7.00%, 6/15/22	B3/B	367,021
417	7.00%, 11/15/23	B3/B	369,742
2,181	7.00%, 11/15/24	B3/B	1,930,974
408	7.05%, 3/15/18	B3/B	387,463
832	7.05%, 4/15/18	B3/B	787,325
2,900	7.10%, 9/15/12	B3/B	2,900,116
3,495	7.10%, 1/15/13	B3/B	3,490,659
142	7.125%, 8/15/12	B3/B	141,392
385	7.125%, 12/15/12	B3/B	382,423
2,784	7.125%, 10/15/17	B3/B	2,664,466
15	7.15%, 9/15/18	B3/B	14,040
2,858	7.20%, 10/15/17	B3/B	2,740,907
6,750	7.25%, 8/15/12	B3/B	6,729,042
387	7.25%, 12/15/12	B3/B	389,307
45	7.25%, 6/15/16	B3/B	43,743
9,609	7.25%, 9/15/17	B3/B	9,133,137
601	7.25%, 2/15/25	B3/B	533,461
161	7.25%, 3/15/25	B3/B	142,760
85	7.30%, 12/15/17	B3/B	81,919
2,511	7.30%, 1/15/18	B3/B	2,414,286
485	7.375%, 11/15/16	B3/B	476,186

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 9

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$427	7.375%, 4/15/18	B3/B	$411,670
456	7.50%, 10/15/12	B3/B	458,418
15,200	7.50%, 12/31/13	B3/B	16,150,000
188	7.50%, 6/15/16	B3/B	184,693
3,455	7.50%, 8/15/17	B3/B	3,304,331
1,852	7.50%, 11/15/17	B3/B	1,798,870
1,009	7.50%, 12/15/17	B3/B	980,347
429	7.50%, 3/15/25	B3/B	388,965
826	7.55%, 5/15/16	B3/B	812,634
118	7.75%, 10/15/12	B3/B	118,190
658	7.75%, 10/15/17	B3/B	647,884
532	7.875%, 11/15/12	B3/B	532,594
889	8.00%, 10/15/17	B3/B	886,016
291	8.00%, 11/15/17	B3/B	291,125
705	8.125%, 11/15/17	B3/B	706,507
5	8.20%, 3/15/17	B3/B	5,023
50	8.50%, 8/15/15	B3/B	50,148
43	9.00%, 7/15/15	B3/B	43,104
50	9.00%, 7/15/20	B3/B	50,159
	American General Finance Corp.,
4,300	5.40%, 12/1/15	B3/B	3,375,500
12,500	6.90%, 12/15/17	B3/B	9,968,750
11,300	BAC Capital Trust XIV, 5.63%, 3/15/12 (h)	Ba3/BB	8,107,750
	BNP Paribas (h),
7,000	7.195%, 6/25/37 (a) (d) (j)	Baa1/A	6,982,500
€2,500	7.781%, 7/2/18	Baa1/A	3,319,461
$6,000	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/B-	4,156,044
3,400	Capital One Bank USA N.A., 8.80%, 7/15/19	Baa1/BBB	4,233,224
2,000	Capital One Capital V, 10.25%, 8/15/39	Baa3/BB	2,127,500
6,300	Capital One Capital VI, 8.875%, 5/15/40	Baa3/BB	6,630,750
	CIT Group, Inc.,
2,077	7.00%, 5/1/13	B3/B+	2,089,740
565	7.00%, 5/1/14	B3/B+	562,315
565	7.00%, 5/1/15	B3/B+	559,490
942	7.00%, 5/1/16	B3/B+	930,128
1,319	7.00%, 5/1/17	B3/B+	1,292,290
	Citigroup, Inc.,
€300	4.75%, 2/10/19, (converts to FRN on 2/10/14)	Baa1/A-	364,316
€3,000	6.393%, 3/6/23	Baa1/A-	3,941,368
$18,100	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	Ba1/BB-	18,914,500
9,600	Credit Agricole S.A., 6.637%, 5/31/17 (a) (d) (h) (j)	A3/A-	8,400,000
€17,000	FCE Bank PLC, 7.125%, 1/15/13	Ba2/BB-	22,793,632
$4,000	First Union Capital I, 7.935%, 1/15/27	Baa2/A-	4,142,044
	Ford Motor Credit Co. LLC,
15,000	5.625%, 9/15/15	Ba2/B+	15,206,865
2,000	7.00%, 10/1/13	Ba2/B+	2,107,568
7,300	7.80%, 6/1/12	Ba2/B+	7,741,614
2,500	8.00%, 12/15/16	Ba2/B+	2,749,872
3,500	12.00%, 5/15/15	Ba2/B+	4,338,019
	General Electric Capital Corp.,
13,400	6.375%, 11/15/67, (converts to FRN on 11/15/17) (j)	Aa3/A+	13,316,250
£1,100	6.50%, 9/15/67, (converts to FRN on 9/15/17) (a) (d)	Aa3/A+	1,584,605

10	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$10,000	Glen Meadow Pass Through Trust, 6.505%, 2/12/67, (converts to FRN on 2/15/17) (a) (b) (d) (k) (acquisition cost-$7,700,000; purchased 2/18/10)	Ba1/BB	$8,500,000
	Goldman Sachs Group, Inc.,
2,500	5.95%, 1/15/27	A2/A-	2,462,925
6,000	6.45%, 5/1/36 (j)	A2/A-	5,846,736
7,209	6.75%, 10/1/37 (j)	A2/A-	7,239,278
	International Lease Finance Corp.,
2,600	0.639%, 7/13/12, FRN	B1/BB+	2,464,374
7,535	5.00%, 9/15/12	B1/BB+	7,553,838
2,000	5.625%, 9/20/13	B1/BB+	1,980,000
3,500	5.65%, 6/1/14	B1/BB+	3,412,500
2,000	5.875%, 5/1/13	B1/BB+	2,000,000
8,000	6.375%, 3/25/13	B1/BB+	8,080,000
8,500	6.625%, 11/15/13	B1/BB+	8,563,750
2,000	8.625%, 9/15/15 (a) (d)	B1/BB+	2,115,000
19,000	JPMorgan Chase & Co., 7.90%, 4/30/18 (h)	Baa1/BBB+	20,282,272
16,400	JPMorgan Chase Capital XVIII, 6.95%, 8/1/66, (converts to FRN on 8/17/36)	A2/BBB+	16,458,712
	LBG Capital No.1 PLC,
€1,500	7.375%, 3/12/20	Ba3/BB-	1,754,921
£1,300	7.588%, 5/12/20	Ba3/BB-	1,781,610
£2,439	7.869%, 8/25/20	Ba3/BB-	3,285,598
$12,300	7.875%, 11/1/20	Ba3/BB-	11,254,500
12,600	8.00%, 6/15/20 (a) (d) (h)	NR/B+	11,592,000
16,040	8.50%, 12/17/21 (a) (d) (g) (h)	NR/B+	15,053,870
£5,000	11.04%, 3/19/20	Ba3/BB-	7,942,490
	LBG Capital No.2 PLC,
£400	9.125%, 7/15/20	Ba2/BB	582,449
£70	9.334%, 2/7/20	Ba2/BB	104,109
£400	12.75%, 8/10/20	Ba2/BB	675,890
£650	14.50%, 1/30/22	Ba2/BB	1,255,225
€7,800	15.00%, 12/21/19	Ba2/BB	12,945,898
£5,000	15.00%, 12/21/19	Ba2/BB	9,850,245
	Lehman Brothers Holdings, Inc. (f),
$10,000	5.50%, 4/4/16	WR/NR	2,212,500
20,000	6.875%, 5/2/18	WR/NR	4,675,000
14,100	MUFG Capital Finance 1 Ltd., 6.346%, 7/25/16 (h)	Ba1/BBB+	14,118,245
£2,450	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (h)	Ba1/BBB+	3,573,874
$10,500	NSG Holdings LLC, 7.75%, 12/15/25 (a) (d)	Ba2/BB	9,528,750
3,350	Royal Bank of Scotland Group PLC, 7.648%, 9/30/31 (h)	Ba2/BB-	2,956,375
	SLM Corp.,
€500	1.209%, 6/17/13, FRN	Ba1/BBB-	581,119
$2,000	3.348%, 6/15/13, FRN	Ba1/BBB-	1,887,820
1,795	3.448%, 11/1/13, FRN	Ba1/BBB-	1,666,352
25,600	5.00%, 10/1/13	Ba1/BBB-	25,424,666
5,000	5.00%, 4/15/15	Ba1/BBB-	4,738,215
500	5.375%, 1/15/13	Ba1/BBB-	507,500
16,000	5.375%, 5/15/14	Ba1/BBB-	15,902,256
4,200	8.00%, 3/25/20	Ba1/BBB-	4,222,445
12,200	8.45%, 6/15/18	Ba1/BBB-	12,746,950
	Societe Generale (h),
€12,000	7.756%, 5/22/13	Baa2/BBB+	14,527,524
€5,850	9.375%, 9/4/19	Baa2/BBB+	7,697,380

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report	11

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Financial Services (continued)
$9,200	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	Baa3/BBB-	$8,832,000
2,000	Wachovia Capital Trust V, 7.965%, 6/1/27 (a) (d)	Baa2/A-	2,015,712
25,000	Wells Fargo & Co., 7.98%, 3/15/18 (h)	Ba1/A-	26,375,000
7,100	Wells Fargo Capital X, 5.95%, 12/15/86, (converts to FRN on 12/15/36)	Baa2/A-	6,948,734
24,700	Wells Fargo Capital XIII, 7.70%, 3/26/13 (h) (j)	Ba1/A-	25,626,250
			636,064,863
Healthcare & Hospitals – 0.8%
	HCA, Inc.,
4,825	8.50%, 4/15/19	Ba3/BB	5,283,375
7,100	9.625%, 11/15/16, PIK	B2/BB-	7,605,875
			12,889,250
Hotels/Gaming – 0.8%
	MGM Resorts International,
1,300	10.375%, 5/15/14	B1/B	1,449,500
1,950	11.125%, 11/15/17	B1/B	2,213,250
1,000	13.00%, 11/15/13	B1/B	1,180,000
7,804	Times Square Hotel Trust, 8.528%, 8/1/26 (a) (d)	Baa3/BB+	8,532,655
			13,375,405
Insurance – 11.6%
22,000	American General Institutional Capital A, 7.57%, 12/1/45 (a) (d)	Ba2/B	22,027,500
	American International Group, Inc.,
1,000	5.60%, 10/18/16 (j)	A3/A-	1,012,500
£1,300	5.75%, 3/15/67, (converts to FRN on 3/15/17)	Ba2/BBB	1,589,277
$10,000	5.85%, 1/16/18 (j)	A3/A-	10,100,000
9,900	6.25%, 5/1/36 (j)	A3/A-	9,256,500
51,894	8.175%, 5/15/68, (converts to FRN on 5/15/38) (j)	Ba2/BBB	53,321,085
36,510	8.25%, 8/15/18 (j)	A3/A-	41,621,400
£11,300	8.625%, 5/22/68, (converts to FRN on 5/22/18)	Ba2/BBB	17,246,105
$5,400	Genworth Financial, Inc., 8.625%, 12/15/16 (j)	Baa3/BBB	6,012,651
5,000	Metlife Capital Trust IV, 7.875%, 12/15/67 (a) (d)	Baa2/BBB	5,362,500
13,200	MetLife Capital Trust X, 9.25%, 4/8/68, (converts to FRN on 4/8/38) (a) (d) (j)	Baa2/BBB	15,675,000
3,200	Pacific Life Insurance Co., 7.90%, 12/30/23 (a) (d)	A3/A-	3,750,080
			186,974,598
Oil & Gas – 0.9%
14,160	Anadarko Petroleum Corp., 7.00%, 11/15/27	Ba1/BBB-	14,082,927
Paper/Paper Products – 2.4%
40,000	Weyerhaeuser Co., 7.375%, 3/15/32	Ba1/BBB-	39,600,320
Telecommunications – 2.0%
15,730	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30	Baa3/BBB-	15,376,075
2,700	Sprint Capital Corp., 6.90%, 5/1/19	Ba3/BB-	2,598,750
1,350	Sprint Nextel Corp., 9.25%, 4/15/22	Ba3/BB-	1,383,750
€8,700	Wind Acquisition Finance S.A., 11.75%, 7/15/17	B2/B+	12,627,620
			31,986,195

12	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Transportation – 0.1%
$1,310	Federal Express Corp. Pass Through Trust, 7.65%, 1/15/14	Baa2/BBB	$1,315,672
Utilities – 1.8%
10,000	AES Corp., 7.75%, 3/1/14	B1/BB-	10,650,000
5,000	AES Red Oak LLC, 9.20%, 11/30/29	B2/BB-	4,962,500
2,606	Cedar Brakes II LLC, 9.875%, 9/1/13 (a) (d)	Baa3/BBB-	2,795,739
4,200	Dynegy Roseton, 7.67%, 11/8/16	Caa2/B-	3,927,000
2,226	East Coast Power LLC, 7.066%, 3/31/12 (j)	Baa3/BBB	2,285,752
2,100	PPL Capital Funding, Inc., 6.70%, 3/30/67, (converts to FRN on 3/30/17)	Ba1/BBB-	2,055,352
2,830	Sithe/Independence Funding Corp., 9.00%, 12/30/13	Ba3/B-	2,920,572
			29,596,915
Total Corporate Bonds & Notes (cost-$1,008,536,408)			1,126,360,918

MORTGAGE-BACKED SECURITIES – 16.9%

3,744	American Home Mortgage Assets, 0.483%, 9/25/46, CMO, FRN	Ca/CCC	525,574
745	Banc of America Alternative Loan Trust, 6.00%, 1/25/36, CMO	Caa2/NR	556,748
14,700	Banc of America Funding Corp., 6.00%, 3/25/37, CMO	Caa2/CCC	11,798,830
2,850	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a) (d)	Aa2/NR	2,752,084
	Chase Mortgage Finance Corp. CMO,
690	3.701%, 12/25/35, FRN	NR/CCC	330,703
17,426	5.406%, 3/25/37, FRN	Caa2/NR	7,408,283
12,800	6.00%, 2/25/37	Caa2/CCC	5,268,522
12,000	6.00%, 7/25/37	NR/CCC	5,188,302
7,300	Citicorp Mortgage Securities, Inc., 6.00%, 6/25/36, CMO	Caa1/NR	7,023,819
	Countrywide Alternative Loan Trust, CMO,
215	5.25%, 5/25/21	Caa2/CC	91,841
4,961	6.50%, 8/25/36	Ca/CC	1,767,279
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
17,180	5.50%, 10/25/35	Caa1/NR	7,743,885
15,922	5.75%, 3/25/37	NR/CCC	7,087,396
14,315	5.75%, 6/25/37	NR/CCC	6,389,398
5,720	6.00%, 4/25/36	NR/CCC	2,515,346
1,915	6.00%, 5/25/36	NR/CCC	893,752
7,000	6.00%, 2/25/37	NR/CCC	2,795,413
21,741	6.00%, 3/25/37	NR/CCC	9,497,794
3,564	6.00%, 4/25/37	NR/CCC	1,611,735
	Credit Suisse Mortgage Capital Certificates, CMO,
7,651	6.00%, 2/25/37	NR/CCC	3,450,065
19,770	6.00%, 6/25/37	NR/D	7,240,370
	GSR Mortgage Loan Trust, CMO,
9,636	3.047%, 3/25/37, VRN	NR/CCC	6,229,162
1,955	5.50%, 5/25/36	NR/CCC	1,756,164
35,189	6.00%, 2/25/36	NR/CCC	31,830,164
17,395	JPMorgan Chase Commercial Mortgage Securities Corp., 5.709%, 3/18/51, CMO, VRN (a) (d)	A1/NR	16,821,658
	JPMorgan Mortgage Trust, CMO,
10,640	5.00%, 3/25/37	NR/CCC	9,230,265
1,236	5.340%, 10/25/35, VRN	B2/NR	392,716
15,000	5.676%, 1/25/37, VRN	Caa2/NR	4,199,045

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report	13

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

$15,055	5.830%, 6/25/36, VRN	Caa1/NR	$4,582,681
1,976	6.00%, 8/25/37	NR/CCC	1,749,192
5,000	Morgan Stanley Reremic Trust, 6.001%, 8/12/45, CMO, VRN (a) (d)	A3/NR	4,925,450
€3,900	Newgate Funding PLC, 1.479%, 12/15/50, CMO, FRN	Aaa/AAA	4,296,370
$5,000	RBSCF Trust, 5.331%, 2/16/44, CMO, VRN (a) (d) (g)	NR/NR	4,838,221
	Residential Accredit Loans, Inc., CMO, FRN,
933	0.433%, 6/25/46	Caa1/CCC	190,135
6,224	0.483%, 5/25/37	Caa2/CCC	795,099
	Residential Asset Securitization Trust, CMO,
2,355	5.75%, 2/25/36	Caa3/CC	879,573
4,512	6.00%, 9/25/36	Ca/D	1,351,848
	Residential Funding Mortgage Securities I, CMO,
22,000	6.00%, 1/25/37	Caa2/NR	9,093,144
18,269	6.25%, 8/25/36	Caa1/CCC	8,290,569
437	Structured Asset Mortgage Investments, Inc., 0.373%, 8/25/36, CMO, FRN	Caa1/CCC	259,118
	Suntrust Adjustable Rate Mortgage Loan Trust, CMO, FRN,
4,053	5.626%, 4/25/37	NR/CCC	3,493,894
2,852	5.833%, 2/25/37	NR/CCC	2,236,266
	WaMu Mortgage Pass Through Certificates, CMO,
1,452	5.413%, 12/25/36, FRN	NR/CCC	1,121,221
6,981	5.429%, 6/25/37, FRN	NR/CCC	5,265,629
5,536	5.642%, 7/25/37, VRN	NR/CC	1,956,892
4,000	5.747%, 2/25/37, FRN	NR/CCC	3,266,506
3,297	5.867%, 9/25/36, VRN	NR/CCC	1,337,784
	Washington Mutual Alternative Mortgage Pass Through Certificates, CMO, FRN
3,217	1.102%, 4/25/47	Ca/CCC	698,995
3,049	1.182%, 5/25/47	Ca/CCC	695,812
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
1,573	4.295%, 4/25/36, VRN	NR/BB+	1,400,884
9,850	4.978%, 10/25/36, FRN	NR/CCC	8,099,335
3,045	5.269%, 7/25/36, FRN	NR/CCC	2,433,984
17,110	5.418%, 7/25/36, FRN	NR/CCC	13,916,079
6,800	6.00%, 7/25/37	B3/BB	3,252,484
44,000	6.00%, 8/25/37	Caa1/NR	19,990,696
Total Mortgage-Backed Securities (cost-$252,225,503)			272,814,174

CONVERTIBLE PREFERRED STOCK – 2.7%

Shares

Financial Services – 0.9%
14,850	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h)	Ba1/A-	14,656,950
Insurance – 0.1%
150,350	American International Group, Inc., 8.50%, 8/1/11	Ba2/NR	1,068,988
Utilities – 1.7%
495,000	PPL Corp., 9.50%, 7/1/13	NR/NR	27,002,250
Total Convertible Preferred Stock (cost-$39,035,607)			42,728,188

14	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
MUNICIPAL BONDS – 2.2%

California – 2.1%
$21,545	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	A3/BBB+	$20,443,835
	State, GO,
10,500	7.625%, 3/1/40	A1/A-	10,888,920
2,500	7.95%, 3/1/36	A1/A-	2,583,700
			33,916,455
Louisiana – 0.1%
700	New Orleans, Public Improvements, GO, 8.80%, 12/1/39, Ser. A	A3/BBB	737,254
Total Municipal Bonds (cost-$35,250,890)			34,653,709

SOVEREIGN DEBT OBLIGATIONS – 1.5%

Brazil – 1.5%
BRL2,000	Brazil Government International Bond, 12.50%, 1/5/22	Baa3/BBB-	1,377,987
BRL44,860	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17, Ser. F	Baa3/NR	23,561,137
Total Sovereign Debt Obligations (cost-$22,394,097)			24,939,124

SENIOR LOANS (a) (c) – 1.4%

Financial Services – 1.4%
$20,000	American General Finance Corp., 7.25%, 4/21/15		20,193,760
2,072	CIT Group, Inc., 6.25%, 8/11/15		2,109,512
Total Senior Loans (cost-$21,857,706)			22,303,272

PREFERRED STOCK – 1.2%

Shares

Banking – 0.8%
250,000	CoBank Acb, 11.00%, 7/1/13, Ser. C (a) (b) (d) (h) (k) (acquisition cost-$14,000,000; purchased 8/23/10)	NR/A	13,625,000
Financial Services – 0.4%
7,000	Ally Financial, Inc., 7.00%, 12/31/11 (a) (b) (d) (h) (k) (acquisition cost-$5,127,500; purchased 3/9/10)	Caa2/C	6,250,125
Total Preferred Stock (cost-$19,127,500)			19,875,125

U.S. TREASURY OBLIGATIONS (i) – 1.0%

Principal Amount (000s)
	U.S. Treasury Notes,
$2,468	0.375%, 8/31/12		2,466,073
13,940	0.375%, 9/30/12 (e) (j)		13,925,307
560	0.50%, 11/30/12		560,525
Total U.S. Treasury Obligations (cost-$16,948,773)			16,951,905

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 15

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value
ASSET-BACKED SECURITIES – 0.9%
$1,244	Ameriquest Mortgage Securities, Inc., 5.444%, 11/25/35	Aaa/AAA	$1,282,443
8,300	Greenpoint Manufactured Housing, 8.30%, 10/15/26, VRN	Ca/NR	8,367,933
4,704	GSAA Trust, 6.295%, 6/25/36	Caa3/CCC	3,130,633
3,000	Morgan Stanley Mortgage Loan Trust, 6.25%, 7/25/47, VRN	Caa2/CCC	2,148,218
Total Asset-Backed Securities (cost-$13,153,182)			14,929,227

U.S. GOVERNMENT AGENCY SECURITIES – 0.0%
26	Fannie Mae, 8.00%, 7/18/27, CMO (cost-$27,232)	Aaa/AAA	31,425

SHORT-TERM INVESTMENTS – 2.4%

Corporate Notes – 2.0%

Banking – 0.2%
4,800	AgFirst Farm Credit Bank, 7.30%, 12/30/10 (a) (b) (d) (h) (k) (acquisition cost-$3,808,000; purchased 2/26/10-3/2/10)	NR/A	4,016,361

Financial Services – 1.8%
	Ally Financial, Inc.,
190	1.637%, 2/15/11, FRN	B3/B	188,338
123	1.642%, 12/15/10, FRN	B3/B	121,924
220	1.792%, 3/15/11, FRN	B3/B	218,075
126	1.942%, 12/15/10, FRN	B3/B	124,898
240	1.977%, 10/17/11, FRN	B3/B	235,500
354	1.987%, 5/15/11, FRN	B3/B	350,902
325	2.042%, 6/15/11, FRN	B3/B	318,906
170	2.042%, 9/15/11, FRN	B3/B	166,812
500	2.092%, 9/15/11, FRN	B3/B	490,625
632	2.127%, 7/15/11, FRN	B3/B	620,150
330	2.127%, 10/15/11, FRN	B3/B	323,812
193	2.137%, 8/15/11, FRN	B3/B	189,381
901	6.75%, 9/15/11	B3/B	905,918
1,012	6.75%, 10/15/11	B3/B	1,016,829
1,000	6.875%, 9/15/11	B3/B	1,027,043
250	7.25%, 3/2/11	B3/B	251,978
1,300	Ford Motor Credit Co. LLC, 7.25%, 10/25/11	Ba2/B+	1,341,994
762	Salton Sea Funding Corp., 8.30%, 5/30/11	Baa3/BBB-	772,621
5,000	SLM Corp., 0.518%, 10/25/11, FRN	Ba1/BBB-	4,906,990
12,200	USB Capital IX, 6.189%, 4/15/11 (h) (j)	A3/BBB+	9,638,000
7,000	Wachovia Capital Trust III, 5.80%, 3/15/11 (h)	Ba1/A-	5,950,000
			29,160,696
Total Corporate Notes (cost-$32,163,690)			33,177,057

U.S. Treasury Bills (i) – 0.2%
3,540	0.114%-0.205%, 1/6/11-6/2/11 (cost-$3,539,143)		3,539,143

16 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Schedule of Investments

November 30, 2010 (continued)

Principal Amount (000s)	Value

Repurchase Agreement – 0.2%
$3,109	State Street Bank & Trust Co., dated 11/30/10, 0.01%, due 12/1/10, proceeds $3,109,001; collateralized by U.S. Treasury Notes, 1.375%, due 5/15/13, valued at $3,171,578 including accrued interest (cost-$3,109,000)	$3,109,000
Total Short-Term Investments (cost-$38,811,833)	39,825,200
Total Investments (cost-$1,467,368,731) – 100.0%	$1,615,412,267

Notes to Schedule of Investments:
*	Unaudited.
(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $275,748,146, representing 17.1% of total investments.
(b)	Illiquid.
(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on November 30, 2010.

(d)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be delivered after November 30, 2010.
(f)	In default.
(g)	Fair-Valued–Securities with an aggregate value of $19,892,091, representing 1.2% of total investments. See Note 1(a) and 1(b) in the Notes to Financial Statements.
(h)	Perpetual maturity. Maturity date shown is the first call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for reverse repurchase agreements.
(k)	Restricted. The aggregate acquisition cost of such securities is $33,400,945 and the aggregate market value is $35,073,967, representing 2.2% of total investments.

Glossary:
AGC	-	insured by Assured Guaranty Corp.
BRL	-	Brazilian Real
£-	British Pound
CMO	-	Collateralized Mortgage Obligation
€-	Euro
FRN	-	Floating Rate Note. The interest rate disclosed reflects the rate in effect on November 30, 2010.
GO	-	General Obligation Bond
LIBOR	-	London Inter-Bank Offered Rate
MBIA	-	insured by Municipal Bond Investors Assurance
NR	-	Not Rated
PIK	-	Payment-in-Kind
VRN	-

Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2010.

WR	-	Withdrawn Rating

See accompanying Notes to Financial Statements. | 11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 17

PIMCO Corporate Opportunity Fund
Statement of Assets and Liabilities

November 30, 2010

Assets:
Investments, at value (cost-$1,467,368,731)	$1,615,412,267
Cash (including foreign currency of $968,072 with a cost of $986,842)	22,433,745
Interest and dividend receivable	26,241,939
Unrealized appreciation of forward foreign currency contracts	8,544,015
Receivable for investments sold	3,448,299
Swap premiums paid	3,407,932
Unrealized appreciation on swaps	2,675,833
Receivable from broker	652,841
Deposits with brokers for futures contracts collateral	27,000
Prepaid expenses	35,672
Total Assets	1,682,879,543

Liabilities:
Payable for reverse repurchase agreements	214,612,002
Payable for investments purchased	12,501,288
Swap premiums received	9,396,320
Dividends payable to common and preferred shareholders	7,766,825
Payable to brokers for cash collateral received	6,970,000
Unrealized depreciation on swaps	4,646,001
Unrealized depreciation of forward foreign currency contracts	1,938,313
Investment management fees payable	715,752
Payable for variation margin on futures contracts	91,938
Interest payable for reverse repurchase agreements	57,755
Accrued expenses and other liabilities	263,704
Total Liabilities	258,959,898
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 13,000 shares issued and outstanding)	325,000,000
Net Assets Applicable to Common Shareholders	$1,098,919,645

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share, applicable to 67,445,348 shares issued and outstanding)	$674
Paid-in-capital in excess of par	957,273,735
Undistributed net investment income	32,201,369
Accumulated net realized loss	(42,384,591)
Net unrealized appreciation of investments, futures contracts, swaps and foreign currency transactions	151,828,458
Net Assets Applicable to Common Shareholders	$1,098,919,645
Net Asset Value Per Common Share	$16.29

18	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund
Statement of Operations

Year ended November 30, 2010

Investment Income:
Interest	$126,610,829
Dividends	3,979,618
Facility and other fee income	1,094,664
Total Investment Income	131,685,111

Expenses:
Investment management fees	8,027,264
Interest expense	884,518
Auction agent fees and commissions	502,878
Custodian and accounting agent fees	442,493
Shareholder communications	135,554
Trustees’ fees and expenses	102,070
Audit and tax services	92,003
New York Stock Exchange listing fees	54,609
Transfer agent fees	41,148
Insurance expense	34,492
Legal fees	18,087
Miscellaneous	17,264
Total Expenses	10,352,380

Net Investment Income	121,332,731

Realized and Change in Unrealized Gain (Loss):
Net realized gain on:
Investments	130,257,862
Futures contracts	15,624,726
Swaps	8,142,430
Foreign currency transactions	822,079
Net change in unrealized appreciation/depreciation of:
Investments	53,032,737
Futures contracts	(13,642,333)
Swaps	(13,820,520)
Foreign currency transactions	9,659,283
Net realized and change in unrealized gain on investments, futures contracts, swaps and foreign currency transactions	190,076,264
Net Increase in Net Assets Resulting from Investment Operations	311,408,995
Dividends on Preferred Shares from Net Investment Operations	(813,166)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$310,595,829

See accompanying Notes to Financial Statements. | 11.30.10 | PIMCO Corporate Opportunity Fund Annual Report	19

PIMCO Corporate Opportunity Fund
Statement of Changes in Net Assets Applicable to Common Shareholders

	Year ended November 30,
	2010	2009
Investment Operations:
Net investment income	$121,332,731	$109,285,991
Net realized gain (loss) on investments, futures contracts, options written, swaps and foreign currency transactions	154,847,097	(92,534,674)
Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	35,229,167	416,350,751
Net increase in net assets resulting from investment operations	311,408,995	433,102,068

Dividends on Preferred Shares from Net Investment Income	(813,166)	(1,238,917)
Net increase in net assets applicable to common shareholders resulting from investment operations	310,595,829	431,863,151

Dividends to Common Shareholders from Net Investment Income	(131,625,769)	(92,006,621)

Common Share Transactions:
Reinvestment of dividends	8,247,098	4,919,401
Total increase in net assets applicable to common shareholders	187,217,158	344,775,931

Net Assets Applicable to Common Shareholders:
Beginning of year	911,702,487	566,926,556
End of year (including undistributed net investment income of $32,201,369 and $37,174,241, respectively)	$1,098,919,645	$911,702,487

Common Shares Issued in Reinvestment of Dividends	546,055	476,229

20	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund
Statement of Cash Flows

Year ended November 30, 2010

Increase in Cash from:
Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$311,408,995

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(1,133,210,294)
Proceeds from sales of long-term investments	1,036,437,690
Purchases of short-term investments, net	63,008,825
Net realized gain on investments, futures contracts, swaps and foreign currency transactions	(154,847,097)
Net change in unrealized appreciation/depreciation of investments, futures contracts, swaps and foreign currency transactions	(35,229,167)
Net amortization on investments	(12,617,828)
Decrease in receivable for investments sold	3,065,684
Increase in interest and dividend receivable	(1,780,202)
Proceeds from futures contracts transactions	2,249,230
Decrease in deposits with brokers for futures contracts collateral	62,200
Decrease in receivable from broker	110,256
Increase in prepaid expenses	(992)
Increase in payable for investments purchased	1,069,748
Increase in payable to brokers for cash collateral received	200,000
Periodic and termination payments of swaps, net	6,313,933
Net cash provided by foreign currency transactions	537,778
Increase in investment management fees payable	107,363
Increase in interest payable for reverse repurchase agreements	22,567
Decrease in accrued expenses and other liabilities	(54,708)
Net cash provided by operating activities*	86,853,981

Cash Flows used for Financing Activities:
Increase in payable for reverse repurchase agreements	42,147,777
Cash dividends paid (excluding reinvestment of dividends of $8,247,098)	(124,125,671)
Net cash used for financing activities	(81,977,894)
Net increase in cash	4,876,087
Cash at beginning of year	17,557,658
Cash at end of year	$22,433,745

*                 Included in operating expenses is cash paid for interest primarily related to participation in reverse repurchase agreement transactions of $861,507.

See accompanying Notes to Financial Statements. | 11.30.10 | PIMCO Corporate Opportunity Fund Annual Report	21

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies

PIMCO Corporate Opportunity Fund (the “Fund”), was organized as a Massachusetts business trust on September 13, 2002. Prior to commencing operations on December 27, 2002, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek maximum total return through a combination of current income and capital appreciation in a diversified portfolio of U.S. dollar denominated corporate debt obligations of varying maturities and of other income-producing securities. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

22 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies (continued)

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2010 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities the Fund utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasuries are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of Government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds and Notes — Corporate bonds and notes are generally comprised of two main categories, investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 23

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies (continued)

transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Interest Rate Swaps — Interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

24 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at November 30, 2010 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/10
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	–	$22,306,197	$47,586,752	$69,892,949
Financial Services	$507,500	620,503,493	15,053,870	636,064,863
Transportation	–	–	1,315,672	1,315,672
Utilities	–	25,669,915	3,927,000	29,596,915
All Other	–	389,490,519	–	389,490,519
Mortgage-Backed Securities	–	267,975,953	4,838,221	272,814,174
Convertible Preferred Stock	42,728,188	–	–	42,728,188
Municipal Bonds	–	34,653,709	–	34,653,709
Sovereign Debt Obligations	–	24,939,124	–	24,939,124
Senior Loans	–	22,303,272	–	22,303,272
Preferred Stock	–	19,875,125	–	19,875,125
U.S. Treasury Obligations	–	16,951,905	–	16,951,905
Asset-Backed Securities	–	14,929,227	–	14,929,227
U.S. Government Agency Securities	–	31,425	–	31,425
Short-Term Investments	–	39,825,200	–	39,825,200
Total Investments in Securities – Assets	$43,235,688	$1,499,455,064	$72,721,515	$1,615,412,267
Other Financial Instruments* – Assets
Credit Contracts	–	$2,675,833	–	$2,675,833
Foreign Exchange Contracts	–	8,544,015	–	8,544,015
Total Other Financial Instruments* – Assets	–	$11,219,848	–	$11,219,848
Other Financial Instruments* – Liabilities
Credit Contracts	–	$(4,490,685)	–	$(4,490,685)
Foreign Exchange Contracts	–	(1,938,313)	–	(1,938,313)
Interest Contracts	$(737,588)	(155,316)	–	(892,904)
Total Other Financial Instruments* – Liabilities	$(737,588)	$(6,584,314)	–	$(7,321,902)
Total Investments	$42,498,100	$1,504,090,598	$72,721,515	$1,619,310,213

*       Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts, swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between levels 1 and 2 during the year ended November 30, 2010.

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 25

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended November 30, 2010, was as follows:

	Beginning Balance 11/30/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 11/30/10
Investments in Securities –Assets
Corporate Bonds & Notes:
Airlines	$40,278,181	$(2,548,826)	$24,883	$13,965	$6,275,447	$3,543,102	–	$47,586,752
Financial Services	954,000	6,343,644	1,304	(15,550)	7,770,472	–	–	15,053,870
Transportation	1,650,961	(340,531)	(3,880)	(4,341)	13,463	–	–	1,315,672
Utilities	–	3,723,000	26,743	–	177,257	–	–	3,927,000
Mortgage-Backed Securities	1,707,871	4,143,750	98,431	–	1,640,253	–	$(2,752,084)	4,838,221
Total Investments	$44,591,013	$11,321,037	$147,481	$(5,926)	$15,876,892	$3,543,102	$(2,752,084)	$72,721,515

**          Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.

***   Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which the Fund held at November 30, 2010, was $14,923,360. Net realized gain (loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the loan. Consent fees are related to corporate actions and recorded when received. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subjected to excise tax based on the extent of distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at November 30, 2010. The Fund’s federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Fund declares dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences

26 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies (continued)

are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank for the benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 27

PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

1. Organization and Significant Accounting Policies (continued)

(j) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(k) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may have made it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(l) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(m) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

(n) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund also is exposed to various risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income

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PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

2. Principal Risks (continued)

securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subjected to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common and preferred stock, or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s

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PIMCO Corporate Opportunity Fund Notes to Financial Statements
November 30, 2010

2. Principal Risks (continued)

counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had security transactions outstanding with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security transactions associated with Lehman Brothers Inc. (“SLH”) as counterparty were written down to their estimated recoverable values. Anticipated losses for securities transactions associated with SLH have been incorporated as net realized gain (loss) on the Fund’s Statement of Operations. The remaining balances due from SLH are included in receivable from broker on the Fund’s Statement of Assets and Liabilities. The estimated recoverable value of receivable is determined by independent broker quotes.

3. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Futures Contracts

The Fund uses futures contracts to manage its exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves various risks, including the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedging assets, and possible inability or unwillingness of counterparties to meet the terms of their contracts.

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

3. Financial Derivative Instruments (continued)

(b) Option Transactions

The Fund purchases and writes (sells) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value. There were no open option transactions at November 30, 2010.

(c) Swap Agreements

Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund enters into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

3. Financial Derivative Instruments (continued)

the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes to Financial Statements (see 5(b)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

3. Financial Derivative Instruments (continued)

quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2010 for which the Fund is the seller of protection are disclosed later in the Notes to Financial Statements (see 5(b)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(d) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain (loss) reflected in the Fund’s Statement of Assets and Liabilities.

Fair Value of Derivative Instruments at November 30, 2010

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure.

The effect of derivative instruments on the Statement of Assets and Liabilities at November 30, 2010:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of swaps	–	$2,675,833	–	$2,675,833
Unrealized appreciation of forward foreign currency contracts	–	–	$8,544,015	8,544,015
Total asset derivatives	–	$2,675,833	$8,544,015	$11,219,848

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

3. Financial Derivative Instruments (continued)

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Liability derivatives:
Unrealized depreciation of swaps	$(155,316)	$(4,490,685)	–	$(4,646,001)
Payable for variation margin on futures contracts*	(91,938)	–	–	(91,938)
Unrealized depreciation of forward foreign currency contracts	–	–	$(1,938,313)	(1,938,313)
Total liability derivatives	$(247,254)	$(4,490,685)	$(1,938,313)	$(6,676,252)

* Included in the depreciation of $737,588 on futures contracts, as reported in section 5(a) of the Notes to Financial Statements.

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2010:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(885,305)	–	–	$(885,305)
Futures contracts	15,624,726	–	–	15,624,726
Swaps	–	$8,142,430	–	8,142,430
Foreign currency transactions (forward foreign currency contracts)	–	–	$786,049	786,049
Total net realized gain (loss)	$14,739,421	$8,142,430	$786,049	$23,667,900

Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$(552,496)	–	–	$(552,496)
Futures contracts	(13,642,333)	–	–	(13,642,333)
Swaps	132,462	$(13,952,982)	–	(13,820,520)
Foreign currency transactions (forward foreign currency contracts)	–	–	$9,943,585	9,943,585
Total net change in unrealized appreciation/depreciation	$(14,062,367)	$(13,952,982)	$9,943,585	$(18,071,764)

The average volumes of derivative activities during the year ended November 30, 2010 were:

Options Purchased		Futures Contracts (1)		Forward Foreign Currency Contracts (2)		Credit Default Swap Agreements (3)		Interest Rate Swap Agreements (3)
Contracts	Notional	Long	Short	Purchased	Sold	Buy	Sell	Buy	Sell
1,080	7,160,000	1,978	–	30,255,303	171,551,952	64,858	345,445	–	17,970

(1)  Number of contracts

(2)  U.S. $ value on origination date

(3)  Notional amount (in thousands)

4. Investment Manager/Sub-Adviser

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.60% of the Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding.

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PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

4. Investment Manager/Sub-Adviser (continued)

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the year ended November 30, 2010, were $1,065,353,890 and $1,024,105,228, respectively. Purchases and sales in U.S. government obligations were $67,856,404 and $18,978,712, respectively.

(a) Futures contracts outstanding at November 30, 2010:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Depreciation
Long:	Financial Futures Euro – 90 day	1,046	$259,996	3/14/11	$(478,125)
	Financial Futures Euro – 90 day	303	75,261	6/13/11	(161,562)
	Financial Futures Euro – 90 day	11	2,714	12/17/12	(8,388)
	Financial Futures Euro – 90 day	11	2,709	3/18/13	(9,075)
	Financial Futures Euro – 90 day	44	10,815	6/17/13	(39,050)
	Financial Futures Euro – 90 day	43	10,546	9/16/13	(41,388)
					$(737,588)

At November 30, 2010, the Fund pledged cash collateral of $27,000 for futures contracts.

(b) Credit default swap agreements:

Sell protection swap agreements outstanding at November 30, 2010 (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (3)	Credit Spread (2)*	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Brazilian Government International Bond	$1,000	1.23%	12/20/15	1.00%	$(9,215)	$(7,664)	$(1,551)
Barclays Bank:
Brazilian Government International Bond	39,600	1.23%	12/20/15	1.00%	(364,919)	(293,737)	(71,182)
Republic of Indonesia	30,000	1.54%	12/20/15	1.00%	(714,706)	(581,570)	(133,136)
SLM	6,000	3.30%	12/20/13	5.00%	350,770	(750,000)	1,100,770
BNP Paribas:
Bank of Scotland	3,500	1.45%	6/20/13	2.65%	123,532	–	123,532
Royal Bank of Scotland	3,500	1.73%	6/20/13	1.50%	(9,691)	–	(9,691)
Citigroup:
Dow Jones CDX HY-15 5-Year Index	95,000	5.29%	12/20/15	5.00%	(182,663)	475,000	(657,663)
Mexico Government International Bond	20,000	1.27%	12/20/15	1.00%	(222,448)	(19,820)	(202,628)
Credit Suisse First Boston:
Republic of Indonesia	12,000	1.54%	12/20/15	1.00%	(285,882)	(249,756)	(36,126)
Republic of South Africa	8,000	1.44%	12/20/15	1.00%	(153,098)	(74,433)	(78,665)

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 35

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

5. Investments in Securities (continued)

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000s) (3)	Credit Spread (2)*	Termination Date	Payments Received	Market Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank:
General Electric	$10,000	1.76%	12/20/15	1.00%	$(335,719)	$(421,878)	$86,159
Republic of South Korea	25,000	1.22%	12/20/15	1.00%	(212,894)	289,985	(502,879)
SLM	3,000	3.30%	12/20/13	5.00%	175,385	(390,000)	565,385
Goldman Sachs:
Japan Government Bond	50,000	0.67%	12/20/15	1.00%	891,713	1,155,246	(263,533)
United Kingdom Gilt	50,000	0.77%	12/20/15	1.00%	668,802	800,474	(131,672)
HSBC Bank:
Mexico Government International Bond	8,000	1.27%	12/20/15	1.00%	(88,979)	(102,364)	13,385
JPMorgan Chase:
Berkshire Hathaway	35,000	1.45%	12/20/15	1.00%	(675,074)	(1,081,114)	406,040
Republic of South Africa	25,000	1.44%	12/20/15	1.00%	(478,432)	(244,762)	(233,670)
Merrill Lynch:
SLM	375	3.30%	12/20/13	5.00%	21,923	(52,500)	74,423
Royal Bank of Scotland:
France Government Bond	80,000	1.06%	12/20/15	0.25%	(3,071,852)	(2,084,704)	(987,148)
UBS:
MetLife	50,000	2.22%	12/20/15	1.00%	(2,707,556)	(3,013,695)	306,139
Republic of South Korea	58,000	1.22%	12/20/15	1.00%	(493,914)	687,227	(1,181,141)
					$(7,774,917)	$(5,960,065)	$(1,814,852)

*      Unaudited.

(1)  If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)  This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)  The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at November 30, 2010 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

36 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

5. Investments in Securities (continued)

(c) Interest rate swap agreements outstanding at November 30, 2010:

			Rate Type
Swap Counterparty	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums (Received)	Unrealized Depreciation
UBS	BRL17,970	1/2/12	BRL-CDI-Compounded	10.58%	$(183,639)	$(28,323)	$(155,316)

BRL—Brazilian Real

CDI—Inter-Bank Deposit Certificate

(d) Forward foreign currency contracts outstanding at November 30, 2010:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2010	Unrealized Appreciation (Depreciation)
Purchased:
558,300 Brazilian Real settling 9/2/11	Bank of America	$300,000	$305,549	$5,549
46,424,496 Brazilian Real settling 12/2/10	Citigroup	27,740,959	26,992,555	(748,404)
1,738,950 Brazilian Real settling 12/2/10	HSBC Bank	991,212	1,011,076	19,864
557,850 Brazilian Real settling 9/2/11	Morgan Stanley	300,000	305,303	5,303
700,120 Brazilian Real settling 12/2/10	Royal Bank of Scotland	400,000	407,070	7,070
375,000 British Pound settling 12/20/10	Royal Bank of Scotland	584,925	583,941	(984)
1,554,000 Chinese Yuan Renminbi settling 11/15/11	Barclays Bank	241,868	237,068	(4,800)
9,344,774 Chinese Yuan Renminbi settling 11/15/11	Citigroup	1,438,432	1,425,575	(12,857)
16,975,912 Chinese Yuan Renminbi settling 1/10/11	JPMorgan Chase	2,529,000	2,543,246	14,246
5,793,760 Chinese Yuan Renminbi settling 11/15/11	JPMorgan Chase	901,507	883,856	(17,651)
9,761,000 Euro settling 1/6/11	Citigroup	13,206,340	12,704,746	(501,594)
2,714,000 Euro settling 1/25/11	Citigroup	3,536,413	3,532,203	(4,210)
2,658,000 Indian Rupee settling 3/9/11	Barclays Bank	58,818	57,035	(1,783)
2,000,000 Indian Rupee settling 3/9/11	Royal Bank of Scotland	44,444	42,916	(1,528)
8,607,255 Mexican Peso settling 2/22/11	Barclays Bank	668,905	684,661	15,756
1,304,400 Mexican Peso settling 2/22/11	Citigroup	100,000	103,758	3,758
1,303,220 Mexican Peso settling 2/22/11	Morgan Stanley	100,000	103,664	3,664
728,400 South African Rand settling 1/28/11	Barclays Bank	100,000	101,819	1,819
2,280,450 South African Rand settling 9/13/11	Barclays Bank	300,000	308,946	8,946

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 37

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

5. Investments in Securities (continued)

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value November 30, 2010	Unrealized Appreciation (Depreciation)
Purchased:
9,468,154 South African Rand settling 1/28/11	HSBC Bank	$1,350,953	$1,323,505	$(27,448)
728,400 South African Rand settling 1/28/11	JPMorgan Chase	100,000	101,819	1,819
1,519,800 South African Rand settling 9/13/11	Morgan Stanley	200,000	205,896	5,896
760,000 South African Rand settling 9/13/11	UBS	100,000	102,962	2,962
2,222,500 South Korean Won settling 5/9/11	HSBC Bank	1,980	1,908	(72)
Sold:
46,424,496 Brazilian Real settling 3/2/11	Citigroup	27,222,057	26,494,219	727,838
23,985,286 Brazilian Real settling 12/2/10	HSBC Bank	13,365,254	13,945,744	(580,490)
24,878,280 Brazilian Real settling 12/2/10	Royal Bank of Scotland	14,700,000	14,464,957	235,043
550,000 British Pound settling 12/20/10	Bank of America	863,324	856,447	6,877
2,103,000 British Pound settling 12/20/10	BNP Paribas	3,335,358	3,274,742	60,616
19,937,000 British Pound settling 12/20/10	Citigroup	31,031,905	31,045,427	(13,522)
3,901,000 British Pound settling 12/20/10	Goldman Sachs	6,073,127	6,074,545	(1,418)
375,000 British Pound settling 12/2/10	Royal Bank of Scotland	584,991	584,007	984
8,813,000 British Pound settling 12/20/10	UBS	13,706,003	13,723,396	(17,393)
33,108,840 Chinese Yuan Renminbi settling 9/14/11	JPMorgan Chase	5,105,450	5,032,427	73,023
40,879,000 Euro settling 1/25/11	Citigroup	56,772,610	53,202,986	3,569,624
42,065,000 Euro settling 1/25/11	Deutsche Bank	58,475,524	54,746,535	3,728,989
1,951,000 Japanese Yen settling 12/6/10	Royal Bank of Scotland	23,927	23,291	636
10,751,120 Mexican Peso settling 2/22/11	Bank of America	851,035	855,194	(4,159)
15,085,513 South African Rand settling 1/28/11	Deutsche Bank	2,152,460	2,108,727	43,733
				$6,605,702

At November 30, 2010, the Fund held $6,970,000 in cash as collateral for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

38 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

5. Investments in Securities (continued)

(e) Open reverse repurchase agreements at November 30, 2010 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal
Bank of America	0.45%	10/29/10	12/1/10	$7,160,015	$7,157,063
	0.45%	11/12/10	12/13/10	35,211,204	35,202,843
	0.45%	11/30/10	1/6/11	53,112,664	53,112,000
Barclays Bank	0.50%	10/29/10	12/1/10	33,525,359	33,510,000
	0.50%	11/2/10	12/2/10	15,255,142	15,249,000
	0.50%	11/30/10	1/6/11	12,717,177	12,717,000
Credit Suisse First Boston	0.45%	10/26/10	12/1/10	10,183,581	10,179,000
	0.50%	11/8/10	12/8/10	2,179,696	2,179,000
Greenwich Capital Markets	0.50%	10/28/10	12/1/10	1,482,700	1,482,000
	0.50%	10/29/10	12/1/10	28,563,085	28,550,000
	0.50%	11/2/10	12/2/10	6,367,564	6,365,000
	0.50%	11/2/10	12/3/10	6,032,429	6,030,000
	0.50%	11/8/10	12/8/10	951,304	951,000
	0.50%	11/30/10	1/7/11	992,014	992,000
JPMorgan Chase	(0.50)%	11/10/10	1/5/11	935,823	936,096
					$214,612,002

The weighted average daily balance of reverse repurchase agreements outstanding during the year ended November 30, 2010 was $171,034,671 at a weighted average interest rate of 0.50%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at November 30, 2010 was $219,950,461.

At November 30, 2010, the Fund held $800,000 and $224,252 in principal value of U.S. Government Agency securities and Corporate Bonds and Notes, respectively, as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Fund’s Schedule of Investments.

6. Income Tax Information

For the year ended November 30, 2010, the tax character of dividends paid of $132,438,935 was entirely comprised of ordinary income.

For the year ended November 30, 2009, the tax character of dividends paid of $93,245,538 was comprised entirely of ordinary income.

At November 30, 2010, the tax character of distributable earnings of $44,407,094 was comprised entirely of ordinary income.

For the year ended November 30, 2010, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, consent payments, foreign currency transactions and paydowns. These adjustments were to increase undistributed net investment income and increase accumulated net realized loss by $6,133,332.

Net investment income and net realized gains (loss) differ for financial statement and federal income tax purposes primarily due to the treatment of amounts received under swap agreements. For year ended November 30, 2010, the Fund received $4,941,790 from swap agreements, which are treated as net realized gain (loss) for financial statement purposes and as net income (loss) for federal income tax purposes.

At November 30, 2010, the Fund had a capital loss carry forward of $36,335,118, which will expire in 2017, available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 39

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

6. Income Tax Information (continued)

losses are used to offset future realized capital gains, such gains will not be disbursed. During the year ended November 30, 2010, the Fund utilized $134,984,870 of available capital loss carryforwards.

The cost basis of portfolio securities for federal income tax purposes is $1,468,302,699. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $185,812,844; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $38,703,276; and net unrealized appreciation for federal income tax purposes is $147,109,568. The difference between book and tax appreciation is primarily attributable to wash sales and recognized gain for tax purposes on a corporate action.

7. Auction-Rate Preferred Shares

The Fund has issued 2,600 shares of Preferred Shares Series M, 2,600 shares of Preferred Shares Series T, 2,600 shares of Preferred Shares Series W, 2,600 shares of Preferred Shares Series TH and 2,600 shares of Preferred Shares Series F outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the year ended November 30, 2010, the annualized dividend rates ranged from:

	High	Low	At November 30, 2010
Series M	0.542%	0.105%	0.285%
Series T	0.422%	0.105%	0.300%
Series W	0.452%	0.090%	0.300%
Series TH	0.527%	0.075%	0.300%
Series F	0.452%	0.075%	0.285%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Fund have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Fund have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, the 7 day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Fund’s ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Fund’s common shareholders could be adversely affected.

See Note 8 — Legal Proceedings below for a discussion of shareholder demand letter received by the Fund and certain other closed end funds managed by the Investment Manager.

40 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Notes to Financial Statements

November 30, 2010

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

In addition, in a lawsuit filed in the Northern District of Illinois Eastern Division, plaintiffs challenged certain trades by Sub-Adviser in the June 2005 10 year futures contract. PIMCO’s position is that all such trades were properly designed to secure best execution for its clients. The parties resolved this matter through settlement, which resolves all of the claims against PIMCO. In settling this matter, PIMCO denies any liability. This settlement is purely private in nature and not a regulatory matter.

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Fund and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation, in August 2010 the independent trustees of the Fund rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

9. Subsequent Events

On December 1, 2010, a dividend of $0.115 per share was declared to common shareholders payable December 29, 2010 to shareholders of record on December 13, 2010.

On December 21, 2010, a special year-end dividend of $0.69 per share was declared to common shareholders payable January 7, 2011 to shareholders of record on December 31, 2010.

On January 3, 2011, a dividend of $0.115 per share was declared to common shareholders payable February 1, 2011 to shareholders of record on January 13, 2011.

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 41

PIMCO Corporate Opportunity Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended November 30,
	2010	2009	2008		2007		2006
Net asset value, beginning of year	$13.63	$8.54	$14.34		$15.62		$15.59
Investment Operations:
Net investment income	1.80	1.64	1.40		1.50		1.57
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	2.83	4.85	(5.52)		(0.64)		0.54
Total from investment operations	4.63	6.49	(4.12)		0.86		2.11
Dividends and Distributions on Preferred Shares from:
Net investment income	(0.01)	(0.02)	(0.30)		(0.45)		(0.41)
Net realized gains	–	–	–		–		(0.00	)†
Total dividends and distributions on preferred shares	(0.01)	(0.02)	(0.30)		(0.45)		(0.41)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	4.62	6.47	(4.42)		0.41		1.70
Dividends and Distributions to Common Shareholders from:
Net investment income	(1.96)	(1.38)	(1.38)		(1.32)		(1.65)
Net realized gains	–	–	–		(0.31)		(0.02)
Return of capital	–	–	–		(0.06)		–
Total dividends and distributions to common shareholders	(1.96)	(1.38)	(1.38)		(1.69)		(1.67)
Net asset value, end of year	$16.29	$13.63	$8.54		$14.34		$15.62
Market price, end of year	$17.30	$14.00	$7.55		$13.89		$16.94
Total Investment Return (1)	40.36%	111.56%	(39.06)%		(8.43)%		8.96%
RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of year (000s)	$1,098,920	$911,702	$566,927		$946,896		$1,022,823
Ratio of expenses to average net assets including interest expense (2)(4)	1.02%	1.32%	1.39	%(3)	1.28	%(3)	1.27	%(3)
Ratio of expenses to average net assets, excluding interest expense (2)	0.93%	1.23%	1.30	%(3)	1.19	%(3)	1.18	%(3)
Ratio of net investment income to average net assets (2)	11.98%	16.16%	11.08%		10.15%		10.21%
Preferred shares asset coverage per share	$109,530	$95,129	$50,082		$66,880		$70,236
Portfolio turnover	70%	80%	130%		38%		29%

†                 Less than $(0.005) per common share.

(1)         Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends, capital gains and return of capital distribution if any are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

(2)         Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.

(3)         Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(n) in Notes to Financial Statements).

(4)         Interest expense primarily relates to the liability for floating rate notes issued in connection with inverse floater transactions and/or participation in reverse repurchase agreement transactions.

42 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10 | See accompanying Notes to Financial Statements.

PIMCO Corporate Opportunity Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
PIMCO Corporate Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets applicable to common shareholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Corporate Opportunity Fund (the “Fund”) at November 30, 2010, the results of its operations and of cash flows for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years for the period then ended and the financial highlights for each of the five years for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2010 by correspondence with the custodian, brokers and agent banks, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
January 26, 2011

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report	43

PIMCO Corporate Opportunity Fund
Tax Information/Annual Shareholder Meeting Results/Changes to Board of Trustees/Change in Portfolio Manager/Changes in Investment Policies (unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended November 30, 2010 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, The Fund designates 2.60% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 2.89% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2010. In January 2011, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2010. The amount that will be reported will be the amount to use on the shareholder’s 2010 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended November 30. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on April 14, 2010, which was adjourned to April 21, 2010. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of James A. Jacobson* – Class II to serve until 2011	5,154	275

Re-election of Hans W. Kertess – Class I to serve until 2013	56,668,265	3,716,811

Re-election of William B. Ogden, IV – Class I to serve until 2013	56,728,293	3,656,783

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica and John C. Maney† continued to serve as Trustees of the Fund.

* Preferred Shares Trustee
† Interested Trustee

Changes to Board of Trustees:

Robert E. Connor served as a Trustee of the Fund until his death on April 8, 2010.

Effective June 22, 2010, the Fund’s Board of Trustees appointed Alan Rappaport as a Class I Trustee to serve until 2011.

R. Peter Sullivan, III retired from the Fund’s Board of Trustees effective July 31, 2010.

Effective September 21, 2010, the Fund’s Board of Trustees appointed Bradford K. Gallagher as a Class II Trustee, to serve until 2011.

Change in Portfolio Manager:

Effective December 15, 2009, Mr. William H. Gross assumed primary responsibility for the day-to-day portfolio management of the Fund. Mr. Gross founded PIMCO more than 39 years ago and is a managing director and co-Chief Investment Officer of the company. He has 41 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

Changes in Investment Policies

Non-U.S. Dollar Denominated Securities. Effective April 12, 2010, the Fund may invest up to 25% of its total assets (measured at the time of investment) in non-U.S. dollar denominated securities. This replaced the Fund’s prior maximum limit with respect to investment in debt instruments denominated in foreign currencies, which was 10% of total assets.

Providing additional flexibility to invest in non-U.S. dollar denominated securities could potentially increase the Fund’s exposures to foreign (non-U.S.) investment risk and/or foreign currency risk. See “Note 2.Principal Risks” in the Notes to Financial Statements for additional discussion of these and other relevant risks.

44	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/
Proxy Voting Policies & Procedures (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 22-23, 2010 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2010.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Adviser including institutional and separate accounts and other clients, (iv) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2010, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research

11.30.10 |	PIMCO Corporate Opportunity Fund Annual Report	45

PIMCO Corporate Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/
Proxy Voting Policies & Procedures (unaudited) (continued)

capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common and preferred shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to the its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund provided by Lipper is small, consisting of a total of five leveraged closed-end funds, not including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $117.1 million to $1.525 billion, and that one of the funds is larger in asset size than the Fund. The Trustees also noted that the Fund was ranked three out of five funds in the expense peer group for actual management fees and two out of five funds in the expense group for actual total expenses (with funds ranked first having the lowest fees/expenses and ranked fifth having the highest fees/expenses in the peer group).

With respect to performance, the Trustees also noted that the Fund outperformed its benchmark and had first quintile performance for the one-year and three-year periods ended March 31, 2010 against a peer group of ten funds. The Trustees also noted that the Fund had first quintile performance for the five-year period ended March 31, 2010 against a peer group of nine funds.

At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to continue to provide performance information related to the Fund on a monthly basis.

The Trustees also considered the management fees charged by Sub-Adviser to other clients including accounts with investment strategies similar to those of the Fund. The Trustees noted that the management fees paid by the Fund are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are often additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Fund has preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Fund’s net assets, including assets attributable to preferred shares outstanding). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Fund to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser indicating that the Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Fund’s common shareholders.

46	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements/
Proxy Voting Policies & Procedures (unaudited) (continued)

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

11.30.10 |	PIMCO Corporate Opportunity Fund Annual Report	47

PIMCO Corporate Opportunity Fund Privacy Policy (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

48 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 49

PIMCO Corporate Opportunity Fund Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2003

Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.

Trustee/Director of 54 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2002

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 54 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010

Term of office: Expected to stand for election at
2011 annual meeting of shareholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex;
formerly, Chairman and Trustee for Grail Advisors
ETF Trust (2009-2010) and Trustee of Nicholas-
Applegate Institutional Funds (2007-2010).

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Director, Shielding Technology Inc. (since 2006). Formerly, Chairman and Trustee of Grail Advisors ETF Trust (since 2009-2010)); and Trustee of Nicholas-Applegate Institutional Funds (2007-2010

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009

Term of office: Expected to stand for re-election at
2011 annual meeting of shareholders.

Trustee/Director of 54 funds in Fund Complex

Trustee/Director of 16 funds in the Alpine Mutual
Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2006

Term of office: Expected to stand for re-election at
2012 annual meeting of shareholders.

Trustee/Director of 79 funds in Fund Complex

Trustee/Director of no funds outside the Fund
Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006

Term of office: Expected to stand for re-election at
2013 annual meeting of shareholders.

Trustee/Director of 54 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

50 PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

PIMCO Corporate Opportunity Fund Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010

Term of office: Expected to stand for election at
2011 annual meeting of shareholders.

Trustee/Director of 54 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners since 2009; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

† Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Compensation Committee of NFJ Investment Group LLC; Management Board of Nicholas-Applegate Holdings LLC; Member—Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman—Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc. and Managing Director of Allianz Global Investors Capital LLC.

Further information about certain of the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated December 23, 2002, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 254-5197.

11.30.10 | PIMCO Corporate Opportunity Fund Annual Report 51

PIMCO Corporate Opportunity Fund Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2002

Managing Director, Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Fund Complex; President of 50 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2002

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 79 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P; Vice President, Secretary and Chief Legal Officer of 79 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC, Assistant Treasurer of 79 funds in the Funds Complex. Formerly, Tax Manager, Teacher Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF), 2002-2008.

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 79 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer of Allianz Global Investors of America L.P.; Chief Compliance Officer of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Senior Paralegal, Allianz Global Investors of America, L.P.; Assistant Secretary of 79 funds in the Fund Complex.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 79 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

52	PIMCO Corporate Opportunity Fund Annual Report | 11.30.10

Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Bradford K. Gallagher	Treasurer, Principal Financial & Accounting Officer
James A. Jacobson	Thomas J. Fuccillo
John C. Maney	Vice President, Secretary & Chief Legal Officer
William B. Ogden, IV	Scott Whisten
Alan Rappaport	Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Orhan Dzemaili
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Corporate Opportunity Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go www.allianzinvestors.com/edelivery.

AZ610AR_113010

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b) The CODE OF ETHICS PURSUANT TO SECTION 406 OF THE SARBANES-OXLEY ACT OF 2002 FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS (the “Code”) was updated to remove interested trustees from being subject to the Code, which is not required under Section 406 of the Sarbanes-Oxley Act of 2002. The Code also was updated to remove examples of specific conflict of interest situations and to add an annual certification requirement for Covered Officers. In addition, the approval or ratification process for material amendments to the Code was clarified to include approval by a majority of the independent trustees.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, and James A. Jacobson members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)                  Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $74,000 in 2009 and $74,000 in 2010.

b)                  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,000 in 2009 and $12,000 in 2010. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)                   Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,175 in 2009 and $14,700 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)                  All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)                   1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Corporate Opportunity Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents
Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)            The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)            Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)            Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)          2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)           Not applicable

g)          Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2009 Reporting Period was $694,368 and the 2010 Reporting Period was $4,416,682.

h)         Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson and Bradford K. Gallagher.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO CORPORATE OPPORTUNITY FUND

(the “Trust”)

PROXY VOTING POLICY

1.                                      It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                      The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.                                      The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                      This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                      It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                      AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                      The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                      AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                      The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                     This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-bycase basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.

PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.

Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 3, 2011, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Corporate Opportunity Fund (“PTY” or the “Fund”):

William H. Gross, CFA
Mr. Gross has been the portfolio manager for the Fund since December 2009.  Mr. Gross founded Pacific Investment Management Company LLC (``PIMCO’’) more than 39 years ago and is a managing director and co-Chief Investment Officer of the company. He has 41 years of investment experience and holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He received his undergraduate degree from Duke University.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of November 30, 2010, including accounts managed by a team, committee, or other group that includes the Portfolio Manager.  Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)		#	AUM($million)
William H. Gross, CFA	PTY	41	364,341.00	43	39,461.86	*	66	35,993.81	**

*Of these Other Pooled Investment Vehicles, 14 accounts totaling $5,044.84 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 22 accounts totaling $10,931.16 million in assets pay an advisory fee that is based in part on the performance of the accounts.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of the Fund’s Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of the Fund. Because of his or her position with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he or she manages and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook.  PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.  The policies and procedures are reviewed by PIMCO’s Chief Compliance Officer on a monthly basis and administered and enforced with the support of PIMCO’s Compliance group.

(a) (3)

As of November 30, 2010, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

• Base Salary - Base salary is determined based on core job responsibilities, market factors and business considerations. Salary levels are reviewed annually or when there is a significant change in job responsibilities or the market.

• Performance Bonus — Performance bonuses are designed to reward high performance standards, work ethic and consistent individual and team contributions to the firm. Each professional and his or her supervisor will agree upon performance objectives to serve as the basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of group or department success. Achievement against these goals is measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process.

• Equity or Long Term Incentive Compensation — Equity allows certain professionals to participate in the long-term growth of the firm. The M unit program provides for annual option grants which vest over a number of years and may convert into PIMCO equity that shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Option awards may represent a significant portion of individual’s total compensation.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of November 30, 2010.

PIMCO Corporate Opportunity Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
William H. Gross, CFA	over $1,000,000

ITEM 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Companies — None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Corporate Opportunity Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date February 3, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date February 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date February 3, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date February 3, 2011